Exhibit No. 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Health Systems Solutions, Inc. and VantaHealth Technologies, LLC give effect to the acquisition of the assets and liabilities of VantaHealth Technologies, LLC by Health Systems Solutions, Inc. Accordingly, Health Systems Solutions, Inc. is treated as the acquirer for accounting purposes accounted for under the purchase method of accounting prescribed by Financial Accounting Standards No. 141, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Health Systems Solutions, Inc. would actually have been if the merger had in fact occurred on January 1, 2006 or January 1, 2005, nor do they purport to project the results of operations or financial position of Health Systems Solutions, Inc. for any future period or as of any date, respectively. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values and useful lives of assets acquired and liabilities assumed are based on preliminary valuation and are subject to final valuation adjustments.

The pro forma combined historical statement of operations gives effect to the acquisition of VantaHealth Technologies, LLC. as if it had occurred as of January 1, 2005, combining historical results of Health Systems Solutions, Inc. for the year ended December 31, 2005 with the historical results of the same period for VantaHealth Technologies, LLC. A similar pro forma combined historical statement of operations gives effect to the acquisition of VantaHealth Technologies, LLC as if it had occurred as of January 1, 2006, combining historical results for Health Systems Solutions, Inc. for the three month period ended March 31, 2006 with the results of VantaHealth Technologies, LLC for the period ended March 31, 2006.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Health Systems Solutions, Inc. and VantaHealth Technologies, LLC.

The consolidated financial statements of Health Systems Solutions, Inc. for the year ended December 31, 2005, are derived from audited consolidated financial statements and are included in the Form 10-KSB as filed by Health Systems Solutions, Inc. on March 31, 2006, with the Securities and Exchange Commission. The consolidated financial statements of Health Systems Solutions, Inc. for the three months ended March 31, 2006, are derived from unaudited consolidated financial statements and are included in the Form 10-QSB as filed by Health Systems Solutions, Inc. on May 15, 2006, with the Securities and Exchange Commission.

You should read the financial information in this section along with Health Systems Solutions, Inc.'s historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED BALANCE SHEET
MARCH 31, 2006
(Unaudited)

	Health Systems Solutions, Inc.	VantaHealth Technologies, LLC	Pro-Forma Adjustments	Pro-Forma Combined
ASSETS

Current assets:
Cash	$1,133,741	$93	$100,000	$1,233,834
Accounts receivable	754,881	125,214	-	880,095
Prepaids and other current assets	79,375	16,570	-	95,945

Total current assets	1,967,997	141,877	100,000	2,209,874

Property and equipment	204,481	3,886	-	208,367

Software development costs	236,305	-	1,286,977	1,523,282

Security deposits	23,484	-	-	23,484

Total assets	$2,432,267	$145,763	$1,386,977	$3,965,007

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of capital lease obligation	$15,731	$-	$-	$15,731
Accounts payable	134,429	57,053	-	191,482
Accrued expenses	149,257	12,715	-	161,972
Deferred revenue	174,616	327,972	-	502,588

Total current liabilities	474,033	397,740	-	871,773

Capital lease obligation, net of current portion	4,235	-		4,235

Total liabilities	478,268	397,740	-	876,008

Stockholders' equity (deficit)
Preferred Stock; 15,000,000 shares authorized; Series C $2.00 Convertible; 4,625,000 authorized, 1,175,000 shares issued and outstanding	2,350,000	-	1,100,000	3,450,000

Common Stock; $.001 par value; 150,000,000 shares authorized; 5,615,905 shares issued and outstanding	5,616	-	100	5,716
Additional paid-in capital	12,711,726	-	34,900	12,746,626
Accumulated deficit	(13,113,343)	(251,977)	251,977	(13,113,343)

Total stockholders' equity (deficit)	1,953,999	(251,977)	1,386,977	3,088,999

Total liabilities and stockholders' equity	$2,432,267	$145,763	$1,386,977	$3,965,007

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2006
	Health Systems Solutions, Inc.	VantaHealth Technologies, LLC	Pro-Forma Adjustments	Pro-Forma Combined

Net sales	$1,224,432	$246,782	$-	$1,471,214
Cost of sales	548,976	25,325	-	574,301

Gross profit	675,456	221,457	-	896,913

Operating expenses
Selling and marketing	224,737	52,887	-	277,624
Research and development	180,011	41,513	-	221,524
General and administrative	270,515	76,714	-	347,229
Depreciation and amortization	33,879	2,790	107,250	143,919
Interest	672	-	-	672

Total operating expenses	709,814	173,904	107,250	990,968

Net income / (loss)	(34,358)	47,553	(107,250)	(94,055)

Deemed preferred stock dividend	66,710	-	-	66,710

Net income / (loss) applicable to common shareholders	$(101,068)	$47,553	$(107,250)	$(160,765)

Basic and diluted net loss per share	$(0.02)	$-	$(1.07)	$(0.03)

Basic and diluted weighted average shares outstanding	5,615,905	-	100,000	5,715,905

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
PRO-FORMA COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	For The Year Ended December 31, 2005
	Health Systems Solutions, Inc.	VantaHealth Technologies, LLC	Pro-Forma Adjustments	Pro-Forma Combined

Net sales	$4,212,819	$547,205	$-	$4,760,024
Cost of sales	1,941,735	97,262	-	2,038,997

Gross profit	2,271,084	449,943	-	2,721,027

Operating expenses
Selling and marketing	660,037	242,666	-	902,703
Research and development	629,473	160,187	-	789,660
General and administrative	1,221,470	266,790	-	1,488,260
Depreciation and amortization	167,713	15,084	429,000	611,797
Interest	81,986	-	-	81,986

Total operating expenses	2,760,679	684,727	429,000	3,874,406

Net operating loss	(489,595)	(234,784)	(429,000)	(1,153,379)

Deemed preferred stock dividend	237,789	-	-	237,789

Net loss applicable to common stockholders	$(727,384)	$(234,784)	$(429,000)	$(1,391,168)

Basic and diluted net loss per share	$(0.13)	$-	$(4.29)	$(0.25)

Basic and diluted weighted average shares outstanding	5,449,138	-	100,000	5,549,138

See accompanying notes to the pro-forma combined financial statements.

HEALTH SYSTEMS SOLUTIONS, INC. AND SUBSIDIARIES
NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS
MARCH 31, 2006
(Unaudited)

On April 6, 2006, VHT Acquisition Company (“VHT”), a wholly owned subsidiary of Healthcare Quality Solutions, Inc., consummated an Asset Purchase Agreement with VantaHealth Technologies, LLC (“Vanta”) and the members of Vanta. Under the Asset Purchase Agreement, VHT acquired substantially all of the assets of Vanta in consideration for $950,000 in cash, the assumption of certain liabilities of Vanta and the issuance, to the members of Vanta, of an aggregate of 100,000 shares of the Company’s common stock valued at $35,000. VHT also incurred acquisition costs approximating $50,000 for legal and accounting services.

The cost to acquire Vanta has been allocated to the net assets and liabilities acquired according to estimated fair values as follows:

$ In Thousands
Purchase price	1,035
Total assets	(146)
Total liabilities	398
Identifiable intangible assets	1,287

Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments - Balance Sheet - March 31, 2006

	DR	CR
Cash	$1,100,000
Preferred Stock		$1,100,000

To record the sale of Preferred stock in April and May 2006.

	DR	CR
Software Development Costs	$1,286,977
Cash		$1,000,000
Common Stock		$100
Additional paid in capital		$34,900
Retained Earnings		$251,977

To record the acquisition of the assets and liabilities of Vanta by VHT. The acquisition was accounted for under the purchase method of accounting. Under the Asset Purchase Agreement, VHT acquired all of the assets of Vanta in consideration for $950,000 in cash, the assumption of certain liabilities of Vanta and the issuance, to the members of Vanta, of an aggregate of 100,000 shares of the Company’s common stock valued at $35,000. VHT also incurred acquisition costs approximating $50,000 for legal and accounting services.

Pro Forma adjustments - Statements of Operations - March 31, 2006

Amortization expense	$107,250

To amortize intangible assets over 3 years.

Pro Forma adjustments - Statements of Operations - December 31, 2005

Amortization expense	$429,000

To amortize intangible assets over 3 years.